UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2007

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

This amendment No. 1 to Form 8-K is being filed to correct the date reference error of January 9, 2006 to January 9, 2007.

Cleveland-Cliffs Inc published two news releases on January 9, 2007 captioned, "Cleveland-Cliffs Board of Directors Approves Investment in Australian Coal Project" and "Cleveland-Cliffs Declares Cash Dividend on Common Stock." The news releases are contained in Item 9.01 as Exhibits 99(a) and 99(b) and are incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99(a) Cleveland-Cliffs Inc published a news release dated January 9, 2007 captioned "Cleveland-Cliffs Board of Directors Approves Investment in Australian Coal Project"

99(b) Cleveland-Cliffs Inc published a news release dated January 9, 2007 captioned "Cleveland-Cliffs Declares Cash Dividend on Common Stock"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

January 11, 2007	By:	Traci Forrester

Name: Traci Forrester
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Cleveland-Cliffs Inc published a news release dated January 9, 2007 captioned "Cleveland-Cliffs Board of Directors Approves Investment in Australian Coal Project"
99.(b)	Cleveland-Cliffs Inc published a news release dated January 9, 2007 captioned "Cleveland-Cliffs Declares Cash Dividend on Common Stock"